Income taxes	6 Months Ended
Jun. 30, 2022
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Our effective tax rate was 14% and 11.9% for the three and six months ended June 30, 2022, respectively, and 14% and 14.5% for the three and six months ended June 30, 2021, respectively.
During the six months ended June 30, 2022, we recorded approximately $341 million of income tax benefit due to the recognition of net charges related to the Ukraine Conflict. See Note 5—Net charges related to Ukraine Conflict.
Excluding these charges, our effective tax rate for the full year 2022 is expected to be 14.0%, compared to the effective tax rate of 14.2% for the full year 2021. The effective tax rate is impacted by the source and amount of earnings among our various tax jurisdictions, permanent tax differences relative to pre-tax income or loss, and certain other discrete items. Our effective tax rate in any period can be impacted by revisions to the estimated full year rate.